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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated March 12, 1998, on our audits of the financial statements of Continental Sprayers and Affiliates. We also consent to the reference to our Firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.

St. Louis, Missouri
May 12, 1998